UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT,
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report	March 26, 2012
(Date of earliest event reported)	March 20, 2012

TRINITY CAPITAL CORPORATION
(Exact name of Registrant as specified in its charter)

New Mexico
(State or other jurisdiction of incorporation)

000-50266	85-0242376
(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Trinity Drive, Los Alamos, New Mexico	87544
(Address of principal executive offices)	(Zip Code)

(505) 662-5171
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Relating to Accountants and Financial Statements

           Item 4.01.  Changes in Registrant’s Certifying Accountant

(a)    On March 20, 2012, the Audit Committee of the Board of Directors (the “Audit Committee”) of Trinity Capital Corporation (“Trinity”), the holding company for Los Alamos National Bank and Title Guaranty & Insurance Company, formally approved the selection of  Crowe Horwath, LLP (“Crowe”) to audit Trinity’s 2012 financial statements.  As of the date of this report, Crowe Horwath LLP is in the process of its standard client acceptance procedures and has not accepted the engagement. The approval of Crowe resulted in the dismissal of Moss Adams, LLP (“Moss”) as Trinity’s independent registered public accounting firm.  Moss completed its engagement for Trinity’s fiscal year ended December 31, 2011 upon the filing of Trinity’s Form 10-K for the year ended December 31, 2011 on March 15, 2012.

Moss’ reports on Trinity’s consolidated financial statements for each of the two most recent fiscal years ended December 31, 2010 and 2011, did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.  During the periods covered by such reports and during any subsequent period through March 20, 2012, there were no disagreements between Trinity and Moss on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedures, which, if not resolved to the satisfaction of Moss, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the consolidated financial statements for such years. During the same periods, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

On March 23, 2012, Trinity provided Moss with a copy of the foregoing disclosure and requested that Moss furnish a letter addressed to the Securities and Exchange Commission indicating whether Moss agrees with the statements set forth above.  Attached hereto as Exhibit 16.1 is Moss’s letter to the Securities and Exchange Commission dated March 26, 2012.

(b)           During the two most recent fiscal years ended December 31, 2010 and 2011, and during any subsequent period through March 26, 2012, the date of selecting Crowe, neither Trinity, nor any person on its behalf, consulted with Crowe with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Trinity’s consolidated financial statements, and no written report or oral advice was provided by Crowe to Trinity that Crowe concluded was an important factor considered by Trinity in reaching a decision as to the accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of either a “disagreement” or “reportable event” as those terms are defined in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K.

Section 9 – Financial Statements and Exhibits

           Item 9.01.  Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

                                None.

(b)	Pro Forma Financial Information.

None.

Shell company transactions.

None.

Exhibits.

             16.1  Letter dated March 26, 2012 from Moss Adams, LLP to the Securities and Exchange Commission.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINITY CAPITAL CORPORATION

Dated: March 26, 2012	/s/ Daniel R. Bartholomew
Daniel R. Bartholomew